GENERAL CABLE CORPORATION

DEFERRED COMPENSATION PLAN

As Amended and Restated Effective as of January 1, 2008

GENERAL CABLE CORPORATION

DEFERRED COMPENSATION PLAN

TABLE OF CONTENTS

1.

DEFINITIONS

1

2.

ADMINISTRATION

9

2.1

Administrative Committee

9

2.2

Plan Administration

9

2.3

Administration Expenses

10

2.4

Liability

10

2.5

Self-Interest

10

2.6

Records

10

2.7

Claims and Claims Review

10

2.8

Denial of Claim

11

2.9

Failure to Comply

11

3.

PARTICIPATION

11

3.1

Termination of Executive Officer’s Participation

11

3.2

Termination of Participation for Executives Other Than Executive Officers

11

3.3

Waiver of Participation

12

3.4

SERP Participant

12

4.

CONTRIBUTIONS

12

4.1

Deferral Contribution of Compensation and Director’s Fees.

12

4.2

Right to Make Contributions

13

4.3

Benefit Distribution Election

13

4.4

Change of Benefit Distribution Election

13

4.5

Deferral Contribution of Restricted Stock.

14

4.6

Deferral Contribution of Stock Awards and Stock Units

15

4.7

Director Deferral of Stock Awards.

16

4.8

Change in Deferral Election

17

5.

PRIOR SERP CONTRIBUTION

17

5.1

SERP Contribution

17

5.2

Payment of Benefits

17

6.

BEP COMPONENT

18

6.1

BEP Account.

18

6.2

Offset for Other Supplemental Arrangements

18

6.3

Payment of BEP Account

19

7.

VESTING

19

7.1

Vesting of Contributions

19

7.2

Vesting of BEP Account

19

7.3

Vesting of SERP Account.

19

7.4

Forfeitures

20

8.

SPECIAL TRUST FUND

20

8.1

Special Trust Fund

20

8.2

Investment of Special Trust Fund

20

8.3

Determination of Fair Market Value

20

8.4

Change in Control

20

9.

INDIVIDUALLY DIRECTED INVESTMENTS

21

9.1

No Right to Direct Investments

21

9.2

Right to Make Recommendations

21

10.

BENEFITS

21

10.1

Retirement

21

10.2

Death

22

10.3

Disability

22

10.4

Termination of Participant’s Employment

22

10.5

Failure of Trustee to Pay Benefit

23

ii

10.6

Tax Withholding

23

10.7

Spendthrift Provision

23

10.8

Participants’ Status as General Unsecured Creditors

23

10.9

Director’s Benefits

23

11.

SPECIAL WITHDRAWALS AND DISTRIBUTIONS

24

11.1

Hardship Withdrawals

24

11.2

Required Withdrawals

24

11.3

Mandatory Lump Sum Payment

24

12.

AMENDMENT AND TERMINATION

24

12.1

Amendment

24

12.2

Termination

24

13.

MISCELLANEOUS PROVISIONS

25

13.1

Special Rule for Section 16 Participants if Earnings are Based on Company Stock Fund  25

13.2

Construction

25

13.3

Limitation of Rights

25

13.4

Return of Contributions or Benefits

26

13.5

Offset

26

13.6

Severability

26

13.7

Representations

26

13.8

Successor Companies

26

13.9

Compliance with Section 409A

26

iii

GENERAL CABLE CORPORATION

DEFERRED COMPENSATION PLAN

W I T N E S S E T H

WHEREAS, effective as of April 1, 1996, General Cable Corporation established the General Cable Corporation and Subsidiaries Deferred Compensation Plan, subsequently renamed the General Cable Corporation Deferred Compensation Plan (“Plan”), and has amended and restated the Plan from time to time thereafter, including amendments to reflect the merger of the Supplemental Executive Retirement Plan of General Cable Corporation and the General Cable Corporation and Subsidiaries Benefits Equalization Plan into and with this Plan, effective June 27, 2007 and September 13, 2007, respectively;

WHEREAS, General Cable Corporation intends that any benefits in pay status under the General Cable Corporation and Subsidiaries Benefits Equalization Plan as of September 13, 2007 shall be governed by the General Cable Corporation and Subsidiaries Benefits Equalization Plan document as in effect on that date;

WHEREAS, General Cable Corporation intends that this deferred compensation plan be (i) a nonqualified deferred compensation plan for purposes of Section 409A of the Internal Revenue Code of 1986, as amended, and (ii) an unfunded plan which is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended;

WHEREAS, the Plan must be amended and restated to incorporate the requirements of Section 409A of the Internal Revenue Code of 1986 as amended by the American Jobs Creations Act of 2004; and

NOW, THEREFORE, effective as of January 1, 2008, the General Cable Corporation Deferred Compensation Plan is amended and restated as follows:

1.

DEFINITIONS

1.1

“Account” shall mean a Participant’s Deferred Compensation Account, SERP Account and BEP Account.  The Trustee shall determine the fair market value of the assets of the Special Trust Fund allocated to each Participant’s Account as of the last day of each calendar quarter, and a statement of such fair market value shall be promptly provided to the Participant.  In addition, the Trustee shall determine the Final Valuation with respect to the fair market value of the assets of the Special Trust Fund allocated to each Participant’s Account as of the date immediately preceding the date of distribution to the Participant or his/her Beneficiary, as applicable.

1.2

“Administrative Committee” shall mean the committee appointed by the Board to administer the Plan pursuant to Section 2.1 below.

1.3

“Beneficiary” shall mean the person designated in writing by a Participant to be entitled to receive the applicable death benefit in the event of the Participant’s death.

1.4

“Benefit Distribution Election” shall mean the election by a Participant of a Benefit distribution option pursuant to the applicable provisions of this Plan.

1.5

“Benefit Equalization Plan” shall mean the General Cable Corporation and Subsidiaries Benefit Equalization Plan, as adopted effective July 1, 1992.

1.6

“Benefit” shall mean a benefit payable to a Participant or Beneficiary pursuant to this Plan.

1.7

"BEP Account" means the account established and maintained for a BEP Participant, which shall consist of:

(a)

All BEP Contributions; and

(b)

The Participant’s allocable share of income and expenses and realized and unrealized gains and losses of the Special Trust Fund.

A Participant’s BEP Account shall be established by the Company for bookkeeping purposes only, and no separate fund shall be segregated by the Company for the benefit of the Participant, except under the terms of the Trust.

1.8

"BEP Contributions" means the amounts contributed to a Participant's BEP Account pursuant to Section 6.1(c) hereof.

1.9

“BEP Merger Date” means September 13, 2007.

1.10

“BEP Participant” means an Eligible Employee or a Former Eligible Employee.

1.11

“Board” shall mean the board of directors of the Company.

1.12

“Bonus” shall mean the annual incentive bonus paid to a Participant in respect of a Plan Year without taking into account (i) deferrals made to all

Company retirement and/or deferred compensation plans and (ii) deferrals made pursuant to Code Section 125.

1.13

“CEO” shall mean the chief executive officer of the Company.

1.14

“Change in Control” shall mean an objectively determined event which impacts the Company for whom the Participant renders services and shall include:

(a)

the acquisition by any one person, or more than one person acting as a group, of Stock that, together with Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Stock;

(b)

the acquisition by any one person, or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock possessing thirty percent (30%) or more of the total voting power of the Stock; or (ii) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(c)

the acquisition by any one person or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company that have a  total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

The foregoing definition of Change of Control shall be interpreted consistent with Code Section 409A and the Treasury regulations issued thereunder.

1.15

“Claimant” shall mean a person making a claim pursuant to Section 2.7 below.

1.16

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

1.17

“Compensation” shall mean (i) Salary, (ii) Bonus and (iii) sales incentive compensation, paid to a Participant in respect of a Plan Year.

1.18

“Compensation Deferral Limit” shall mean 100 percent of a Participant’s Compensation with respect to a Plan Year.

1.19

“Company” shall mean General Cable Corporation, a Delaware corporation, and its Subsidiaries.

1.20

“Deferral Contribution” shall mean the election by a Deferred Compensation Participant to defer a portion of the Participant’s Compensation, Restricted Stock  and/or Stock Awards pursuant to Article 4 below.  With respect to a Deferred Compensation Participant who is a Director, Deferral Contribution shall mean the election to defer, pursuant to Article 4 below, of all or any portion of Director’s Fees payable to such Director.

1.21

“Deferred Compensation Account” shall mean account established and maintained for each Deferred Compensation Participant which shall consist of:

(a)

Deferral Contributions allocable to the Participant; and

(b)

the Participant’s allocable share of the income and expenses and realized and unrealized gains and losses of the Special Trust Fund.

Participants’ Deferred Compensation Accounts shall be established by the Company for bookkeeping purposes only, and no separate funds shall be segregated by the Company for the benefit of the Participant, except under the terms of the Trust.

1.22

“Deferred Compensation Participant” means, subject to Section 4.2 below, (i) each Executive who is a highly compensated employee described in section 414(q)(1)(B) of the Code; (ii) each Executive Officer whose participation herein is provided for in the employment agreement between such Executive Officer and the Company; (iii) each Executive, other than an Executive who is an Executive Officer, that has been selected by the CEO, in the exercise of his or her sole discretion, for participation in the Plan; and (iv) each Director.

1.23

“Director” shall mean any individual who is a member of the Board provided that such individual is not an employee of the Company.

1.24

“Director’s Fees” means payments to a Director as remuneration for his or her services as a Director.  Director’s Fees shall be paid in the form of Stock Awards or a combination of Stock Awards, and cash and/or Restricted Stock.  With respect to any fiscal year of the Company, Director’s Fees shall be paid if the Director attends at least 75% of the regularly scheduled meetings of the Board of Directors in such fiscal year.

In such case, the Director shall be paid Directors’ Fees to which he or she is entitled in the following fiscal year.  If a Director fails to attend at least 75% of the regularly scheduled Board meetings, Director’s Fees may be paid only upon the expressed approval of the Chairman of the Board.

1.25

“Disability” shall mean a disability as defined under the Company’s then existing long-term disability plan or program.  The above notwithstanding, a Participant shall not be deemed to have a Disability unless he/she is expected to be separated from service for a period of at least twelve months as a direct result of illness or injury, has no reasonable prospect of returning to service with the Company, and, by reason of such disability has been receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.

1.26

“Eligible Employee” means (a) any person (i) who is a salaried employee of the Company, (ii) who is a participant in the Savings Plan and (iii) whose annual additions to, or benefits payable under the Savings Plan are reduced in any year either by the Section 415 Limitation or the “Section 401(a)(17)” Limitation, (b) any person entitled to a benefit under any Appendix to the Plan and (C) any other person designated by the Board or by the Administrative Committee with the approval of the Company’s Chief Executive Officer.  Eligible Employee shall not include any person who (i) is a non-resident alien (within the meaning of Section 410(b)(3)(C) of the Code) and (ii) receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Company which constitutes sources within the United States (within the meaning of Section 861(a)(3) of the Code).

1.27

“Effective Date” shall mean the effective date of this document, which is as of January 1, 2008.  The original effective date of this Plan was April 1, 1996.

1.28

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

1.29

“Executive” shall mean all Executive Officers and any other employee of the Company who performs managerial and/or executive services.

1.30

“Executive Officer” shall mean the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and General Counsel.

1.31

“Exempt Amounts” shall mean Deferral Contributions which were deferred and vested as of December 31, 2004 and are otherwise exempt from the requirements of Code Section 409A.  Exempt Amounts shall also include earnings attributable to such amounts.

1.32

“Final Valuation” shall mean the fair market value of the assets of the Special Trust Fund allocated to each Participant’s Deferred Compensation Account, SERP Account and BEP Account as of the date of determination.

1.33

“409A Amounts” shall mean Deferral Contributions which are subject to the requirement of Code Section 409A and earnings attributable to such Deferral Contributions.

1.34

“Former Eligible Employee” means a person who has a benefit, payable under Article 6 but who is no longer an Eligible Employee.

1.35

“Identification Date” means each December 31.

1.36

“Investment Fund” means the investment funds (including the General Cable Stock Fund) maintained under the Savings Plan pursuant to the trust agreement under which contributions to the Savings Plan are made and any other investment funds that the Committee may, in its discretion, make available.

1.37

“Pay Date” shall mean the date a Participant is paid Compensation or Director’s Fees in accordance with the standard payroll practices of the Company.

1.38

“Participant” shall mean a Deferred Compensation Participant, a SERP Participant or BEP Participant, as applicable.

1.39

“Plan” shall mean the General Cable Corporation Deferred Compensation Plan.

1.40

“Plan Year” shall mean the twelve-month period beginning each January 1 and ending the subsequent December 31.

1.41

“Restricted Stock” shall mean common stock of the Company which is awarded to an Executive or Director pursuant to the Stock Incentive Plan subject to restrictions as set forth in the Executive’s Restricted Stock Agreement.

1.42

“Restricted Stock Agreement” shall mean an agreement between the Company and an Executive or Director which sets forth the terms and conditions under which shares of the common stock of the Company shall be granted to such Executive or Director.

1.43

“Retirement” or “Retires” shall mean a retirement by the Participant under the Savings Plan.

1.44

“Retirement Account” means any account or accounts established for the Participant under the Savings Plan to which the Company makes contributions (including matching contributions) and which are not funded by the Participant’s pre-tax or after-tax contributions.

1.45

“Salary” shall mean the annualized base compensation paid to a Participant determined as of each November 1st.  A Participant’s Salary is not reduced by amounts deferred under the Company’s retirement plan(s), deferred compensation plan(s) and/or plans subject to Code Section 125.

1.46

“Savings Plan” means the General Cable Retirement and Savings Plan for Salaried Associates, effective January I, 1994.

1.47

“Section 401(a)(17) Limitation” means, with respect to any Plan Year, the applicable compensation limitation set forth in section 401(a)(17) of the Code (as adjusted as provided therein), or any corresponding successor provision.

1.48

“Section 415 Limitation” means, as the case may be, the limitation on annual additions (in the form of employer and employee contributions) to the Savings Plan imposed by section 415 of the Code, including all provisions of the Savings Plan that have been adopted to comply with section 415 of the Code.

1.49

“SERP” shall mean the Supplemental Executive Retirement Plan of General Cable Corporation (Amended and Restated Effective as of June 27, 2007).

1.50

“SERP Account” shall mean the account established and maintained for each SERP Participant which shall consist of:

(a)

The SERP Contribution made on behalf of such Participant pursuant to Section 5.1 of this Plan; and

(b)

The Participant's allocable share of income and expenses and realized and unrealized gains and losses of the Special Trust Fund.

A Participant's SERP Account shall be established by the Company for bookkeeping purposes only, and no separate fund shall be segregated by the Company for the benefit of the Participant, except under the terms of the Trust.

1.51

“SERP Benefit Distribution Election” shall mean the benefit distribution election made by a SERP Participant pursuant to Section 3.2 of the SERP and his/her Acknowledgement of Amendment of the Supplemental Executive Retirement Plan of General Cable Corporation.

1.52

“SERP Contribution” shall mean, with respect to a SERP Participant, an amount equal to the balance standing to the credit of such Participant in his/her account under the SERP as of the date immediately prior to the Merger Date.

1.53

"SERP Merger Date" means June 27, 2007.

1.54

“SERP Participant” shall mean an individual who was a participant in the SERP immediately prior to the Merger Date.

1.55

“Severance Date” means the date on which a Participant voluntarily terminates employment or is discharged from service with the Company, retires or dies.

1.56

“Special Trust Fund” shall mean the assets of the Trust held by the Trustee under the Trust Agreement that are allocable to: (i) Deferral Contributions made by the Company to the Trust pursuant to Section 4 below; (ii) SERP Contributions; (iii) BEP Contributions; and (iv) income resulting from such contributions.

1.57

“Specified Employee” means any Participant who is (i) an officer of the Company and (ii) receives annual compensation from the Company in excess of $130,000 (or such other amount as determined pursuant to Code Section 416(i)(1)(A)(i)).  The term Specified Employee shall also include any other individual who satisfies the definition of specified employee under Code Section 409A.  A participant is a Specified Employee if he/she meets the foregoing requirements at any time during the 12-month period ending on an Identification Date.  If a Participant is a Specified Employee as of an Identification Date, such Participant is treated as a Special Employee for the 12-month period beginning on the first day of the first month following the Identification Date.

1.58

“Stock” shall mean the common stock of the Company.

1.59

“Stock Award” shall mean common stock of the Company which is awarded to an Executive or Director.

1.60

“Stock Incentive Plan” shall mean the General Cable Corporation 1997 Stock Incentive Plan, the General Cable Corporation 2000 Stock Option Plan and the General Cable Corporation 2005 Stock Incentive Plan.

1.61

“Stock Unit” shall mean a notional account representing one share of common stock of the Company.

1.62

“Subsidiary” shall mean a corporation of which the Company owns more than 50 percent of such corporation’s common stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

1.63

“Trust” shall mean the General Cable Corporation Deferred Compensation Plan Trust, as established by the Trust Agreement.

1.64

“Trust Agreement” shall mean the General Cable Corporation Deferred Compensation Plan Trust Agreement by and between General Cable Corporation and Fidelity Management Trust Company, dated September 10, 2007, as amended from time to time, or any successor trust agreement.

1.65

“Trustee” shall mean the trustee or trustees designated as such pursuant to the Trust Agreement.

1.66

“Unforeseen Emergency” shall mean a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

2.

ADMINISTRATION

2.1

Administrative Committee.  The Board shall appoint an Administrative Committee which shall consist of such number of persons as shall from time to time be determined by the Board.  Members of the Administrative Committee may be employees of the Company and shall hold office at the pleasure of the Board and shall serve without compensation unless otherwise directed by the Board.  Any member of the Administrative Committee may resign by giving notice thereof to the Company and to the Administrative Committee and such resignation shall become effective at delivery or at any later date specified therein.

2.2

Plan Administration.  The Administrative Committee shall be charged with overseeing the operation and administration of the Plan, including making determinations with respect to payment of benefits and deciding any dispute arising under the Plan.  The Administrative Committee shall have all the powers necessary to discharge its duties under the Plan, but not by way of limitation, the power to hire consultants for the Plan and the power to interpret or construe the Plan.  The Administrative Committee may delegate to any agent such duties and powers, both ministerial and discretionary, as it deems appropriate; provided, however, that all disputes arising under the Plan shall be determined by the Administrative

Committee.  In exercising any discretion, the Administrative Committee shall have sole, absolute and discretionary authority, final and binding on all Participants and all other parties to the maximum extent allowed by law.  A majority of the Administrative Committee then in office shall constitute a quorum for the transaction of business.  Any determination of the Administrative Committee shall be made by a majority of the members then in office and such determination shall be final.  If there are only two members and they are unable to agree, any action required of the Administrative Committee shall be decided by the Board, and its decision shall be final.

2.3

Administration Expenses.  The members of the Administrative Committee shall be reimbursed by the Company for any necessary expenditures incurred in the discharge of their duties as members of the Administrative Committee.  The compensation, if any, of all agents, counsel or other persons retained or employed by the Administrative Committee shall be subject to the approval of the Company and shall be paid by the Company.

2.4

Liability.  The members of the Administrative Committee and the Company shall be entitled to rely upon all valuations, certificates and reports furnished by any trustee,, insurer, actuary, accountant or physician selected by the Administrative Committee and approved by the Company, and upon all opinions given by any legal counsel selected by the Administrative Committee and approved by the Company or selected by the Company, and the members of the Administrative Committee and the Company shall be fully protected with respect to any action taken or suffered by their having relied in good faith upon such trustee, insurer, actuary, physician or counsel and all action so taken or suffered shall be conclusive upon each of them and upon all Participants and former Participants and their Beneficiaries and all other persons.

2.5

Self-Interest.  No member of the Administrative Committee shall have any right to vote or decide upon any matter relating solely to himself or herself, or solely to any of his or her rights or benefits under the Plan, unless such member is the only member of the Administrative Committee.

2.6

Records.  The Administrative Committee shall keep or cause to be kept a record of all of its proceedings and shall keep or cause to be kept such other records and data as may be necessary for the administration of the Plan and to determine the amount of all Benefits payable hereunder.

2.7

Claims and Claims Review.  If any Participant or Beneficiary, or their legal representative, has a claim for Benefits which is not being paid, such Claimant may file a written claim with the Administrative Committee setting forth the amount and nature of the claim, supporting facts, and the

Claimant’s address.  Written notice of the disposition of a claim by the Administrative Committee shall be furnished to the Claimant within 90 days after the claim is filed.  In the event of special circumstances, the Administrative Committee may extend the period for determination for up to an additional 90 days, in which case it shall so advise the Claimant.  If the claim is denied, the reasons for the denial shall be specifically set forth in writing, pertinent provisions of the Plan shall be cited, including an explanation of the Plan’s claim review procedure, and, if the claim is perfectible, an explanation as to how the Claimant can perfect the claim shall be provided.

2.8

Denial of Claim.  If a Claimant whose claim has been denied wishes further consideration of his or her claim, he or she may request the Administrative Committee to review his or her claim in a written statement of the Claimant’s position filed with the Administrative Committee no later than 60 days after receipt of the written notification provided for in Section 2.7 above.  The Administrative Committee shall fully and fairly review the matter and shall promptly advise the Claimant, in writing, of its decision within the next 60 days.  Due to special circumstances, the Administrative Committee may extend the period for determination for up to an additional 60 days.

2.9

Failure to Comply.  Failure on the part of any Participant or Beneficiary to comply with the Administrative Committee’s request for information shall be sufficient grounds for delay in the payment of Benefits until such information is received.

3.

PARTICIPATION

3.1

Termination of Executive Officer’s Participation.  An Executive Officer shall remain a Deferred Compensation Participant until the earlier of:  (i) the date the Executive Officer is notified in writing by the Compensation Committee of the Board that, pursuant to the terms of his or her employment contract (if any), he or she is not a Deferred Compensation Participant in the Plan; or (ii) the date the entire amount of the Benefit is distributed to the Executive Officer or, in the event of the Executive Officer’s death, to his or her Beneficiary.  An Executive Officer who has been terminated as a Deferred Compensation Participant shall continue to be entitled to:  (i) receive Benefits pursuant to Article 10 below; and (ii) make recommendations pursuant to Section 9.2 below.

3.2

Termination of Participation for Executives Other Than Executive Officers.  An Executive other than an Executive Officer who has become a Deferred Compensation Participant shall remain a Deferred Compensation Participant until the earlier of (i) the date the Executive is notified in writing by the CEO that he or she no longer is a Deferred Compensation

Participant or (ii) the date the entire amount of the Benefit is distributed to the Deferred Compensation Participant or in the event of the Deferred Compensation Participant’s death to his or her Beneficiary.  An Executive who has been terminated as a Deferred Compensation Participant shall continue to be entitled to (i) receive Benefits pursuant to Section 9 below and (ii) make recommendations pursuant to Section 9.2 below.

3.3

Waiver of Participation.  An Executive may waive his/her eligibility to make Deferral Contributions pursuant to Article 4 hereof with respect to any Plan Year by failing to executing a written or electronic notification, as applicable, pursuant to the applicable provisions of this Plan.

3.4

SERP Participant.  A SERP Participant shall become a Participant in this Plan effective as of the Merger Date.

4.

CONTRIBUTIONS

4.1

Deferral Contribution of Compensation and Director’s Fees.

(a)

Deferral of Compensation:  Prior to the last day of the calendar year preceding the first day of a Plan Year, a Participant may elect, in a written notification to the Company, to defer (i) a percentage of his or her Compensation, or (ii) a specific dollar amount from his or her Compensation, up to the Compensation Deferral Limit.  Any election made pursuant to the foregoing sentence shall remain in effect unless and until changed by the Participant; provided, however, that with respect to Salary and sales incentive compensation during any future taxable year, such election becomes irrevocable on December 31 of the preceding calendar year.  With respect to any Bonus, a Participant may complete and file a Deferral Agreement with the Administrator on or before the sixth month prior to the last day of the period over which the Bonus shall be determined.  Such election shall remain in effect unless and until changed by the Participant; provided, however, that with respect to any Bonus earned during any future taxable year, such election becomes irrevocable no later than six (6) months before the end of the period over which the Bonus shall be determined.  A Deferral Contribution shall be contributed to the Trust and allocated to the Participant’s Deferred Compensation Account on or about the Pay Date that such amount would have been paid to the Participant in cash but for his/her election under this Plan to defer the receipt of such amount.

(b)

Deferral of Restricted Stock and Stock Awards:  This Section shall not apply to the deferral of Restricted Stock or Stock Awards or the deferral of Director’s fees.  The deferral of Restricted Stock or Stock Awards shall be governed by Sections 4.5 and 4.6, respectively.

(c)

The deferrals of Director’s Fees shall be governed by Section 4.7 of the Plan, and Section 4.1(a) (with respect to cash deferrals) and Section 4.5 (with respect to deferrals of Restricted Stock).

4.2

Right to Make Contributions.  A Deferred Compensation Participant who is a participant in the Savings Plan at the time he or she elects to make Deferral Contributions pursuant to Section 4.1 above shall make such election to defer only if the Deferred Compensation Participant has elected to defer the maximum amount of Compensation (as such term is defined in Section 1.13 of the Savings Plan) which such Deferred Compensation Participant may defer as a Before-Tax Deferral (as such term is defined in Section 1.5 of the Savings Plan) under the Savings Plan.  The above notwithstanding, a Deferred Compensation Participant may elect to defer Restricted Stock, Stock Awards or Stock Units regardless of whether he or she has elected to make a deferral under the Savings Plan.

4.3

Benefit Distribution Election.  At the time the Participant elects his/her initial Deferral Contributions pursuant to Section 4.1 above, the Participant shall also make a Benefit Distribution Election, subject to Section 11.3.  The Participant shall elect one of the following two Benefit distribution options:

(a)

Option A: a lump sum payment; or

(b)

Option B: equal annual installments from between two and ten years.

Absent an affirmative election by the Participant, the Participant will be deemed to have elected Option A with respect to his or her initial Deferred Contribution.  The Benefit Distribution Election shall apply to Deferral Contributions made in all subsequent Plan Years made pursuant to such Sections, unless the Participant specifically elects a different Benefit distribution option prior to the start of the Plan Year in which the Deferral Contribution is to be made.  A Participation may change the Benefit Distribution Election applicable to a previous Plan Year’s Deferred Contributions; provided that such change complies with the requirement of Section 4.4 below.

4.4

Change of Benefit Distribution Election.  A Participant may subsequently elect to change his or her Benefit Distribution Election in accordance with procedures established by the Administrative Committee for such purpose; provided, however, that for any election made on or after January 1, 2009, with respect to a Participant's 409A Amounts:  (i) such subsequent election may not take effect until at least twelve (12) months after the date on which it is made, (ii) if such subsequent election relates to a payment not described in Sections 10.2 or 11.1 the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made, and (iii) any subsequent election related to a payment described in Code Section 409A(2)(A)(iv) may not be made less than twelve (12) months prior to the date of the first scheduled payment; and provided further that 409A Amounts may be payable pursuant to an election filed before January 1, 2009 if such election was pursuant to procedures established by the Administrative Committee to provide the relief of the provisions of Section 409A(a)(3) and (4) of the Code permitted by Internal Revenue Service Notice 2005-1 and subsequent guidance, so that any election filed by December 31, 2005 does not apply to any amounts which were otherwise payable in 2005, nor accelerated any payment into 2005; and that any election filed during 2006 does not apply to any amounts that were otherwise payable in 2006, nor accelerated any payment into 2006; and that any election filed during 2007 does not apply to any amounts that were otherwise payable in 2006, nor accelerated any payments into 2007; and that any election filed during 2008 does not apply to any amounts that were otherwise payable in 2008, nor accelerated into 2008.

4.5

Deferral Contribution of Restricted Stock.

(a)

Election to Defer.  On or before the last day of the calendar year preceding the first day of a Plan Year, a Deferred Compensation Participant may elect to defer the receipt of Restricted Stock granted in, and with respect to services performed during such Plan Year.  Notwithstanding the foregoing, a Deferred Compensation Participant may elect to defer the receipt of Restricted Stock that is subject to a vesting period of at least twelve (12) months, provided such election is made on or before the thirtieth (30th) day after the Deferred Compensation Participant is granted the Restricted Stock and further provided that the election is made at least twelve (12) months in advance of the earliest date on which the vesting period could expire.  In the event that a timely election to defer the receipt of Restricted Stock may not be made pursuant to either of the foregoing sentences of this paragraph, a Deferred Compensation Participant may elect to defer the receipt of Restricted Stock provided such election is made at least twelve (12) months in advance of the date on which the restrictions on such stock lapse and further provided that such stock may not be distributed to the Deferred Compensation Participant until the fifth anniversary of the date that the restrictions on the stock lapsed.  Notwithstanding the foregoing to the contrary, a Deferred Compensation Participant shall not be permitted to elect to defer the receipt of Restricted Stock unless such election complies with Code Section 409A and Treasury Regulations, IRS Rulings and IRS Notices

issued thereunder.  Upon such election, the appropriate number of shares of common stock of the Company (or, at the discretion of the Company, the cash equivalent of such shares) shall be credited to a sub-account of the Deferred Compensation Participant’s Deferred Compensation Account.  Any restrictions on transferability and/or events of forfeiture applicable to such Restricted Stock under the Restricted Stock Agreement shall continue in full force and effect with regard to amounts allocated to the sub-account.  Upon expiration of all restrictions on transferability, the sub-account shall be eliminated and the common stock of the Company (or its cash equivalent) shall be administered as part of the Deferred Compensation Participant’s Deferred Compensation Account.

(b)

Election as to Time and Form of Payment.  At the time a Deferred Compensation Participant elects to defer the receipt of Restricted Stock pursuant to paragraph (a) above, the Deferred Compensation Participant shall also make a Benefit Distribution Election, subject to Sections 12.3.  The Deferred Compensation Participant shall elect one of the following two Benefit distribution options:

(1)

Option A:  a lump sum payment of common stock; or

(2)

Option B:  equal annual installments of common stock from between two and ten years.

Absent an affirmative election by the Participant, the Participant will be deemed to have elected Option A with respect to his or her initial Deferral Contribution.  The Benefit Distribution Election shall apply to Deferral Contributions of Restricted Stock made in all subsequent Plan Years, unless the Deferred Compensation Participant specifically elects, in accordance with paragraph (a) above, a different Benefit distribution option with respect to a future Deferral Contribution of Restricted Stock.  A Participation may change the Benefit Distribution Election applicable to a previous Plan Year’s Deferred Contributions; provided that such change complies with the requirement of Section 4.4 above.

4.6

Deferral Contribution of Stock Awards and Stock Units.

(a)

Election to Defer.  On or before the last day of the calendar year preceding the first day of a Plan Year, a Deferred Compensation Participant may elect, in a written notification to the Company, to contribute all or any portion of his or her Stock Awards granted in, and with respect to services performed during, such Plan Year.  Such election must be made before the first day of the Plan Year in which the Stock Awards are granted except that Stock Awards subject to restrictions or conditions which will be governed by Sections 4.5.  If a Stock Award is deferred, the appropriate number of shares of common stock of the

Company (or, at the discretion of the Company, the cash equivalent of such shares) shall be credited to a sub-account of the Deferred Compensation Participant’s Deferred Compensation Account.

(b)

Election as to Time and Form of Payment.  At the time the Deferred Compensation Participant elects to defer the receipt of a Stock Award pursuant to paragraph (a) above, the Deferred Compensation Participant shall also make a Benefit Distribution Election, subject to Sections 11.3.  The Deferred Compensation Participant shall elect one of the following two Benefit distribution options:

(1)

Option A:  a lump sum payment of common stock; or

(2)

Option B:  equal annual installments of common stock from between two and ten years.

Absent an affirmative election by the Participant, the Participant will be deemed to have elected Option A with respect to his or her initial Deferral Contribution.  The Benefit Distribution Election shall apply to Deferral Contributions of Stock Awards made in all subsequent Plan Years, unless the Deferred Compensation Participant specifically elects, in accordance with paragraph (a) above, a different Benefit distribution option with respect to a future Deferral Contribution of a Stock Award.  A Participation may change the Benefit Distribution Election applicable to a previous Plan Year’s Deferred Contributions; provided that such change complies with the requirement of Section 4.4 above.

4.7

Deferral of Director's Fees.

(a)

A Director must defer the portion of his or her Director’s Fees which are payable in the form of a Stock Award.  A Director may defer the portion of his or her Director's Fees which are payable in the form of Restricted Stock pursuant to and subject to the terms of Section 4.5 of the Plan.  Prior to the first day of a calendar year, a Director may elect, in a written notification to the Company, to defer the remaining (cash) portion of his or her Director’s Fees payable with respect to such calendar year.  Such amounts may be deferred in the form of cash or Stock Awards.  If deferred in the form of cash, such portion of his or her Director's Fees will be deferred pursuant to and subject to the terms of Section 4.1(a) of the Plan.  If deferred in the form of Stock Awards, common stock of the Company shall be credited to a sub-account in the Deferred Compensation Participant’s Deferred Compensation Account in increments of equal value on each Pay Date as determined in accordance with established procedures.

(b)

Election as to Time and Form of Payment.  On or before the last day of the calendar year preceding the first day of a Plan Year, the

Director shall also make a Benefit Distribution Election, subject to Sections 11.3.  The Director shall elect one of the following two Benefit distribution options:

(1)

Option A:  a lump sum payment; or

(2)

Option B:  equal annual installments from between t wo and ten years.

Absent an affirmative election by the Participant, the Participant will be deemed to have elected Option A with respect to his or her initial Deferral Contribution.  The Benefit Distribution Election shall apply to Deferral Contributions of Stock Awards made in all subsequent Plan Years, unless the Director specifically elects, in accordance with paragraph (a) above, a different Benefit distribution option with respect to a future Deferral Contribution of a Stock Award.  A Director may change the Benefit Distribution Election applicable to a previous Plan Year’s Deferred Contributions; provided that such change complies with the requirement of Section 4.4 above.

4.8

Change in Deferral Election.  Except as otherwise permitted under Code Section 409A and as set forth in this Plan, deferral elections hereunder may not be changed and are intended to be irrevocable.  The Administrative Committee may establish additional procedures and/or limitations as it deems necessary to facilitate the administration of this Section.

5.

PRIOR SERP CONTRIBUTION

5.1

SERP Contribution.   Effective as of the SERP Merger Date, or as soon as administratively practicable thereafter, the Company contributed to the Special Trust Fund on behalf of each SERP Participant his/her SERP Contribution.  A Participant's SERP Contribution was allocated to his/her SERP Account.

5.2

Payment of Benefits.  In the event that a Participant’s employment is terminated for any reason, the Trustee shall pay from the Special Trust Fund to the Participant, or, in the event of his/her death, his/her Beneficiary, as applicable, an amount equal to the Participant's nonforfeitable interest in his/her SERP Account in the form elected by the Participant pursuant to his/her SERP Benefit Distribution Election.  Payment of such amount shall commence within ninety (90) days of the date Participant's employment terminates.  The above notwithstanding, if the Participant is a Specified Employee, and terminates employment for any reason other than death, no payment of his/her 409A Amounts shall be made hereunder earlier than the sixth month anniversary of such Specified Employee’s employment termination.

6.

BEP COMPONENT

6.1

BEP Account.

(a)

An amount shall be credited to a BEP Participant's BEP Account under the Plan at such time(s) as determined by the Committee with respect to any period for which the amount contributed to the BEP Participant’s Retirement Account in the Savings Plan is curtailed as a result of either the Section 401(a)(17) Limitation or the Section 415 Limitation; provided however, for purposes of determining how much the amount contributed to the BEP Participant’s Retirement Account in the Savings Plan is curtailed, ‘Earnings’ as defined in the Savings Plan shall include amounts contributed by the Eligible Employee to the Plan pursuant to Article 4 hereof.

(b)

The amount to be credited to the BEP Participant’s BEP Account under the Plan shall equal the Company contribution to the BEP Participant's Retirement Account under the Savings Plan that would be contributed for such period if there had been no curtailment described in Subsection (a) minus the amount of the actual contributions made by the Company to the BEP Participant's Retirement Account under the Savings Plan for such period.

(c)

The amount credited to the BEP Participant’s BEP Account under the Plan shall be contributed by the Company to the Trust no later than the end of the first quarter of the Plan Year following the Plan Year to which the contribution relates.

(d)

A Participant shall not have the right to exercise independent control over the investment of the assets in the Trust credited to his or her BEP Account under the Plan.  The Committee shall establish procedures so that a Participant may recommend to the trustee of the Trust in writing or by any other means regarding any or all actions that the Participant desires the trustee of the Trust to take with respect to the assets in the Trust credited to his or her BEP Account under the Plan.

6.2

Offset for Other Supplemental Arrangements.  In the event that a BEP Participant is entitled to supplemental amounts from any Company or affiliate thereof which are intended to supplement the retirement benefits to which the BEP Participant is entitled under the Savings Plan, such supplemental amounts shall reduce the Participant’s BEP Account under Section 6.1(a) above.  Such supplemental amounts may include any other “excess benefit plan” or “top hat plan,” as referenced under Sections 201(7) and (2) of ERISA, respectively, any individual contract (including a contract that provides additional past service credit or an alternative benefit formula) or any similar arrangement which the Administrative

Committee determines should be taken into account as an offset against BEP Accounts based on the intent of the Company under the relevant facts and circumstances.

6.3

Payment of BEP Account.  A Participant’s BEP Account, if any and to the extent vested, shall be payable in a lump sum to the Participant, or, in the event of his/her death, his/her Beneficiary, as applicable, within ninety (90) days after his Severance Date.  The above notwithstanding, if the Participant is a Specified Employee, and terminates employment for any reason other than death, no payment of his/her 409A Amounts shall be made hereunder earlier than the sixth month anniversary of such Specified Employee’s employment termination.

7.

VESTING

7.1

Vesting of Contributions.   Subject to any applicable restrictions on Stock Awards and awards of Restricted Stock, each Participant shall be fully vested in all Deferral Contributions which have been contributed by the Company to the Trust and allocated to a Participant’s Deferred Compensation Account.

7.2

Vesting of BEP Account.  A Participant shall become vested in his BEP Account (or any portion thereof) in accordance with the same schedules and rules as are applicable in determining when he or she becomes vested in his or her Retirement Account under the Savings Plan.

7.3

Vesting of SERP Account.

(a)

A Participant’s nonforfeitable (vested) interest in his/her SERP Account shall be determined by multiplying the amount standing to his/her credit in his/her SERP Account by the appropriate percentage from the following table:

Participant is Continuously Employed with the Company from June 27, 2007 Through	Participant's Vested Percentage
June 27, 2008	20%
June 27, 2009	40%
June 27, 2010	60%
June 27, 2011	80%
June 27, 2012	100%

(b)

Acceleration of Vesting.  A Participant shall become 100% vested in his/her SERP Account upon:

`

(1)

his/her attainment of Age 62 while in the employ of the Company; or

(2)

the occurrence of any of the following events while in the employ of the Company:

(i)

Termination of Employment due to Disability or

(ii)

Termination of Employment due to death;

(3)

his/her involuntary termination of employment with the Company without Cause.

7.4

Forfeitures.  Any amount forfeited by a Participant from his or her Account shall constitute a reduction of the Company’s liability under the Plan and shall not be allocated to the remaining Participants.

8.

SPECIAL TRUST FUND

8.1

Special Trust Fund.  The Benefits payable under the Plan shall first be provided by the Special Trust Fund. The Special Trust Fund shall consist of all Deferral Contributions, BEP Contributions and SERP Contributions, all investments made therewith, all proceeds thereof and all earnings and profits thereon, less payments made therefrom.  The Special Trust Fund shall be held in accordance with the Plan and the Trust Agreement entered into between the Company and the Trustee. The Trust Agreement may from time to time be amended in the manner therein provided.

8.2

Investment of Special Trust Fund.  The Special Trust Fund, both principal and income, shall be invested by the Trustee in stocks (including common stock of General Cable Corporation), bonds, securities or other investments, including insurance company group annuity contracts pursuant to the terms of the Trust Agreement.

8.3

Determination of Fair Market Value.  The Trustee shall determine the fair market value of the assets of the Special Trust Fund as of the last day of each calendar quarter, and a statement of the cost and fair market value of the assets comprising the Special Trust Fund shall be promptly provided to the Company.

8.4

Change in Control.  In the event of a “Company Change of Control,” as defined in this Section 8.4 solely for purposes of this Section 8.4, the Company shall, as soon as possible, but in no event longer than 45 days following the Company Change of Control, as defined herein, make an irrevocable contribution to the Trust in an amount that is sufficient to pay each Plan Participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled with respect to employment service rendered on behalf of the Company.  For purposes of this Section 8.4, the term “Company Change of Control” shall mean:  (i) the purpose or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally; or (ii) the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation would not, immediately thereafter, own more than 50 percent of combined voting power entitled to vote the Company's then outstanding securities in the election of directors of the reorganized, merged or consolidated Company, or a liquidation or dissolution of Company or of the sale of all or substantially all of Company's assets.

9.

INDIVIDUALLY DIRECTED INVESTMENTS

9.1

No Right to Direct Investments.  A Participant shall not have the right to exercise independent control over the assets in the Special Trust Fund allocated to his or her Deferred Compensation Account, SERP Account and BEP Account.

9.2

Right to Make Recommendations.  The Administrative Committee shall establish procedures so that a Participant may recommend to the Trustee in writing or by any other means regarding any and all actions that the Participant desires the Trustee to take with respect to the assets in the Special Trust Fund allocated to his or her Deferred Compensation Account, SERP Account and BEP Account, and the terms under which such recommendation may be treated as a direction by the Company to the Trustee.  The above notwithstanding, a Participant shall have no right to make recommendations with regard to that portion of his or her Deferred Compensation Account which consists of Restricted Stock or Stock Awards.

10.

BENEFITS

10.1

Retirement.  The Trustee shall pay a Benefit from the assets of the Special Trust Fund allocable to the Participant’s Deferred Compensation Account to each Participant who Retires. The Benefit shall be based on the Valuation as of the last business day preceding such payment. The

Benefit shall be paid pursuant to the Benefit Distribution Elections made by the Participant under the applicable provisions of Article 4 above.  Payment of the Benefit shall commence within ninety (90) days of the date the Participant Retires or as soon as administratively feasible thereafter.  The above notwithstanding if the Participant is a Specified Employee, payment of his/her 409A Amounts shall be made not earlier than the sixth month anniversary of such Specified Employee’s Retirement.

10.2

Death.  In the event of the death of the Participant prior to the Participant’s Retirement or termination of employment, the Trustee shall pay a Benefit from the assets of the Special Trust Fund allocable to the Participant’s Deferred Compensation Account to the Beneficiary.  The Benefit shall be based on the Valuation as of the last business day preceding such payment.  Notwithstanding any Benefit Distribution Election by the Participant pursuant to Article 4 above, the Benefit shall be paid in a lump sum on the date of death or as soon as administratively feasible thereafter.

10.3

Disability.  In the event that a Participant’s employment is terminated due to Disability prior to his or her Retirement, the Trustee shall pay a Benefit from the assets of the Special Trust Fund allocable to the Participant’s Deferred Compensation Account to each Participant whose employment is terminated due to Disability.  The Benefit shall be based on the Valuation as of the last business day preceding such payment.  The Benefit shall be paid pursuant to the Benefit Distribution Elections made by the Participant under the applicable provisions of Article 4 above.  Payment of the Benefit shall commence within ninety (90) days after the date the Participant’s employment terminates or as soon as administratively feasible thereafter.  The above notwithstanding if the Participant is a Specified Employee, payment of his/her 409A Amounts shall be made not earlier than the sixth month anniversary of such Specified Employee’s Retirement.

10.4

Termination of Participant’s Employment.  In the event that a Participant’s employment is terminated for any reason other than Retirement under Section 10.1 above, death under Section 10.2 above or Disability under Section 10.3 above, the Trustee shall pay a Benefit from the assets of the Special Trust Fund allocable to the Participant’s Deferred Compensation Account to each Participant whose employment terminates.  The Benefit shall be based on the Account’s Valuation. The Benefit shall be paid pursuant to the Benefit Distribution Elections made by the Participant under the applicable provisions of Article 4 above.  Payment of the Benefit shall commence within ninety (90) days after the date the Participant’s employment terminates or as soon as administratively feasible thereafter. The above notwithstanding, if the Participant is a Specified Employee, payment of his/her 409A Amounts shall be made no earlier than the sixth month anniversary of such Specified Employee’s employment termination.

10.5

Failure of Trustee to Pay Benefit.  Notwithstanding anything contained in the Plan to the contrary, the Company shall be obligated to pay the Benefit to the Participant or Beneficiary pursuant to this Section 9 in the event the Trustee fails to pay the Benefit to the Participant or Beneficiary from the Special Trust Fund.

10.6

Tax Withholding.  The Company has the right to withhold taxes from any payment made pursuant to this Plan or make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state, local or foreign income or other taxes incurred by reason of Benefit payments or accruals pursuant to this Plan.  In lieu thereof, the Company shall have the right, to the extent permitted by law, to withhold the amount of any such taxes from any other amounts payable by the Company to the Participant upon such terms and conditions as the Administrative Committee shall prescribe.  The Company shall notify the Trustee of any tax withholding obligation.  Upon payment of any Benefit by the Trustee, the Trustee shall first deduct from the amount of the Benefit such amount designated by the Company to be withheld, and the Trustee shall pay such designated amount to the applicable taxing authority or the Company.  The Company shall have the right to require a Participant, former Participant or Beneficiary who has received a Benefit under the Plan to reimburse the Company for any taxes subsequently required to be withheld or otherwise deducted or paid by the Company in respect of such Benefit previously paid to such Participant, former Participant or Beneficiary.

10.7

Spendthrift Provision.  No Benefit payable under this Plan shall be subject in any manner by the Participant or Beneficiary or creditors of any Participant or Beneficiary to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment.

10.8

Participants’ Status as General Unsecured Creditors.  Participants shall have the status of general unsecured creditors of the Company.  The obligations of the Company to pay Benefits under the Plan constitute a mere promise by the Company to make such Benefit payments.

10.9

Director’s Benefits.  The Trustee shall pay a Benefit from the assets of the Special Trust Fund allocable to a Director’s Deferred Compensation Account upon his or her termination of service as a Director.  Those amounts which are not attributable to Stock Awards or vested Restricted Stock shall be paid as provided in Section 10.1.  Amounts attributable to Stock Awards or vested Restricted Stock shall be paid pursuant to the Benefit Distribution Election provisions under Article 4 and consistent with Section 409A of the Code.

11.

SPECIAL WITHDRAWALS AND DISTRIBUTIONS

11.1

Hardship Withdrawals.  In an event of an Unforeseen Emergency, a Participant may withdraw first from his or her Deferred Compensation Account and then from his or her BEP Account an amount (i) equal to or less than the aggregate of all Deferral Contributions and BEP Contributions, respectively, and (ii) necessary to meet the Unforeseen Emergency. The Administrative Committee shall establish procedures to effect such Withdrawals.  In addition, the withdrawal shall be subject to the rules and conditions contained in Code Section 409A and regulations thereunder.

11.2

Required Withdrawals.  A distribution may be made to or on behalf of a Participant and/or his/her Beneficiary if such distribution is necessary to (i) comply with a domestic relations order; (ii) comply with applicable federal or state divestiture requirements; or (iii) satisfy applicable FICA or other payroll tax obligations.

11.3

Mandatory Lump Sum Payment.  Notwithstanding anything contained in the Plan to the contrary, if the aggregate Valuation of a Participant’s Deferred Compensation Account, BEP Account and SERP Account as of the Participant’s Severance Date is below the applicable limit under Code Section 402(g)(1)(B), then the Benefit shall be paid in a lump sum irrespective of the Participant’s Benefit Distribution Election.

12.

AMENDMENT AND TERMINATION

12.1

Amendment.  The Company may amend the Plan at any time and from time to time and any amendment may have retroactive effect, including, without limitation, amendments to the amount of contributions; provided, however, that no amendment shall (i) reduce the value of a Participant’s Deferred Compensation Account, BEP Account or SERP Account or (ii) change the form or timing of payment of the Benefit with respect to contributions contributed prior to the date of amendment.

12.2

Termination.  While the Plan is intended to be permanent, the Company may at any time terminate or partially terminate the Plan. Written notice of such termination or partial termination, setting forth the date and terms thereof, shall be given to the Administrative Committee. Upon a termination of the Plan, whether in writing or in operation, (i) all other plans or arrangements that are deemed “account balance plans” for purposes of Section 409A shall be terminated with respect to all Participants; (ii) no payments other than those otherwise payable under the terms of such plans or arrangements, including this Plan, shall be made within 12 months of the termination of such plans or arrangements; (iii) all payments to be made under such plans or arrangements shall be completed within

24 months of the effective date of the termination of such plans or arrangements; and (iv) the Company may not adopt a new “account plan” for a period of five (5) years following the termination of the arrangement.  Notwithstanding the foregoing to the contrary, upon termination of the Plan, the Company, in its sole discretion, may elect to immediately distribute the Exempt Amounts of each Participant’s Deferred Compensation Account, SERP Account and/or BEP Account.  Such distribution may be (i) in the form pursuant to the applicable Benefit Distribution Election made by the Participant under Article 4 above, including any subsequent changes if allowed pursuant to Section 4.4 above or (ii) in a lump sum payment.  In such event the payment of each Participant’s Deferred Compensation Account, BEP Account and/or SERP Account to such Participant or Beneficiary shall commence or be made, as the case may be, as soon as practicable after the determination of the value of the Participant’s Deferred Compensation Account, BEP Account and/or SERP Account.

13.

MISCELLANEOUS PROVISIONS

13.1

Special Rule for Section 16 Participants if Earnings are Based on Company Stock Fund.  Notwithstanding the foregoing, in the event that the Administrative Committee selects a Company stock fund as an Investment Fund to determine the rate of earnings for any portion of a Participant’s Account and the Participant is an officer, director or shareholder who is subject to Section 16 of the Securities Exchange Act of 1934, such portion of the Participant’s Account shall be subject to such restrictions as the Committee may deem necessary or appropriate to ensure that Plan transactions are not subject to the requirements of such Section 16.  Unless otherwise specified by the Administrative Committee, such restrictions shall include the requirement that such portion of the Participant’s Account shall only be payable upon the Participant’s retirement or other termination of employment, disability or death, as and to the extent required to comply with Section 240.16a-1(c) (3) (ii) of the Regulations of the Securities and Exchange commission or any successor to such Regulations.

13.2

Construction. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the Commonwealth of Kentucky without reference to principles of conflict of laws, except as may be preempted by ERISA or other Federal law.

13.3

Limitation of Rights.  The establishment and maintenance of the Plan shall not be deemed to constitute a contract of employment between the Company and any Executive, and nothing herein contained shall be deemed to give to any Executive the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Executive at any time.

13.4

Return of Contributions or Benefits.  Any Deferral Contribution contributed by the Company under a mistake of fact, or any Benefit paid by the Trustee or the Company under a mistake in fact, shall be returned to the Company within six years after the payment of the Deferral Contribution or Benefit.

13.5

Offset.  Upon termination from employment by a Participant, the Company shall deduct any amounts owed by such Participant to the Company from such Participant’s Account.  The Participant shall be responsible for any taxation resulting from the satisfaction of such Participant’s debt with his/her Plan Account.

13.6

Severability.  If a court of competent jurisdiction holds any provision of the Plan to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

13.7

Representations.  The Company does not represent or guarantee that any particular federal or state income, payroll, personal property or other tax consequence will result from participation in the Plan.  A Participant should consult with professional tax advisors to determine the tax consequences of his or her participation.  In addition, the Company does not represent or guarantee successful investment of Deferral Contributions by the Trustee and shall not be required to restore any loss which may result from such investment or lack of investment.

13.8

Successor Companies.  Any business entity which succeeds to all or any part of the business or assets of the Company may, by resolution of its board of directors (or like controlling body), adopt the Plan and shall thereupon succeed to such rights and assume such obligations hereunder as such business entity and the Board shall have agreed upon in writing.

13.9

Compliance with Section 409A.  The Company intends that this Plan provide for the deferral of compensation as permitted under Code Section 409A.  If any provision of this Plan is determined to be inconsistent with such intent, it shall be severable and the balance of this Plan shall remain in full force and effect.